Exhibit 10.5

EXECUTION VERSION

LETTER AGREEMENT

Dated as of July 1, 2021

in relation to

SEVENTH AMENDED AND RESTATED

TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of November 24, 2014

THIS LETTER AGREEMENT (this “Letter Agreement”), dated as of July 1, 2021, is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation, as purchaser (the “Purchaser”) and as transferor (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as seller (the “Seller”) and as collection agent (the “Collection Agent”), (iii) FRESENIUS MEDICAL CARE AG & CO. KGAA, a German partnership limited by shares (“FME KGaA”), (iv) FRESENIUS MEDICAL CARE HOLDINGS, INC. (“FMCH” and together with FME KGaA, the “Parent Companies”), (iv) the “Administrative Agents” and “Bank Investors” identified on the signature pages hereto, and (v) THE BANK OF NOVA SCOTIA, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A.This Letter Agreement refers to the (i) Seventh Amended and Restated Transfer and Administration Agreement, dated as of November 24, 2014, among the Transferor, the Collection Agent, the “Conduit Investors,” the “Bank Investors,” the Administrative Agents, and the Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “TAA”); and (ii) the Credit Agreement dated as of October 30, 2012 among FME KGaA, FMCH, the other borrowers identified therein, the guarantors identified therein, the lenders party thereto, and Bank of America, N.A., as administrative agent (as amended, restated, supplemented or otherwise modified and in existence immediately before the date hereof, the “FME KGaA Credit Facility”). Capitalized terms not otherwise defined in this Letter Agreement shall have the meanings assigned to them in the TAA.

B.As of the date of this Letter Agreement, the FME KGaA Credit Facility has been repaid in full.

C.On or before the date of this Letter Agreement, FME KGaA and FMCH, as the original borrowers, have entered into the EUR 2,000,000,000 Sustainability-Linked Revolving Facility Agreement (the “Revolving Facility”), with the various mandated lead arrangers, lead arrangers, bookrunners, and coordinators party thereto, Crédit Agricole Corporate and Investment Bank, as sustainability coordinator, and Bank of America Europe DAC and Bank of America, N.A., as agent and swingline agent, respectively.

D.Under Section 1.1 of the TAA, the definition of the term “Consolidated Leverage Ratio” on any date has the same meaning as it has in the FME KGaA Credit Facility as in effect on such date. However, that same definition also provides that, if the FME KGaA Credit Facility is no longer in existence, the term “Consolidated Leverage Ratio” will have the same meaning as it had in the FME KGaA Credit Facility immediately before the FME KGaA Credit Facility ceased to exist.

E.Under Section 1.1 of the TAA, the term “FME KGaA Credit Facility” means “the Credit Agreement dated as of October 30, 2012 among FME KGaA, FMCH, the other borrowers identified therein, the guarantors identified therein, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced and in effect at any time.” (emphasis added)

F.One of the conditions precedent to the effectiveness of the Revolving Facility (in Schedule 2, Part 1, paragraph 3(f)) is “Evidence of cancellation and repayment of the [FME KGaA Credit] Facility…”

G.The satisfaction of that condition precedent suggests that, as soon as the Revolving Facility becomes effective, the FME KGaA Credit Facility no longer exists. However, the word “replaced” in the definition of the FME KGaA Credit Facility suggests that the Revolving Facility, as the replacement for the FME KGaA Credit Facility, continues to be the FME KGaA Credit Facility as that term is defined in the TAA.

H.No definition for “Consolidated Leverage Ratio” appears in the Revolving Facility.

I.Pending the execution and delivery of Amendment No. 4 to the TAA, and related amendments to the Receivables Purchase Agreement, the Transferring Affiliate Letter, and the Parent Agreement, the parties all wish to state their mutual understanding with respect to the replacement of the FME KGaA Credit Facility, the definition of the term “Consolidated Leverage Ratio” and the reporting thereof, and the covenant in the Parent Agreement requiring compliance with a specified Consolidated Leverage Ratio, in each case as set forth in Section 1 below.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, each of the parties hereto acknowledges and agrees as follows, henceforth:

(a)The original FME KGaA Credit Facility has been replaced by the Revolving Facility and is the new “FME KGaA Credit Facility” for purposes of that definition in Section 1.1 of the TAA.

(b)For purposes of the definition of “Applicable Margin” in Section 1.1 of the TAA, henceforth, the “Consolidated Leverage Ratio” shall be the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agents pursuant to Section 5.1(a)(iii) of the TAA.

(c)The Transferor shall no longer be required to report the Consolidated Leverage Ratio in any Compliance Certificate delivered pursuant to Section 5.1(a)(iii) of the TAA.

(d)Section 2.3(g) of the TAA and Section 6(a)(v) of the Parent Agreement shall henceforth have no effect.

SECTION 2.  Conditions Precedent.  This Letter Agreement shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of:

(a)counterparts of this Letter Agreement duly executed by the Seller, the Purchaser, the Transferor, the Collection Agent, the Administrative Agents and the Agent; and

(b)assurances satisfactory to the Agent that the Revolving Facility has become effective.

SECTION 4.  Fees, Costs and Expenses.  The Transferor agrees to pay on demand all reasonable fees and out-of-pocket expenses of external counsel and auditors for the Agent and each Administrative Agent incurred in connection with the preparation, execution and delivery of this Letter Agreement.

SECTION 5.  Reference to and Effect on the TAA. Except as specifically provided herein, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 6.  Governing Law.

THIS LETTER AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 7.  Execution in Counterparts.

7.1This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7.2Delivery of an executed counterpart of this Letter Agreement by facsimile or electronic delivery in portable document format (a “PDF”) shall be equally as effective as delivery of an original executed counterpart of this Letter Agreement. Any party delivering an executed counterpart of this Letter Agreement by facsimile or PDF shall also deliver an original executed counterpart of this Letter Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Letter Agreement.

SECTION 8. Headings. Section headings in this Letter Agreement are included herein for convenience of reference only and shall not constitute a part of this Letter Agreement for any other purpose.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser and as Transferor

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President and Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller and as Collection Agent

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President and Treasurer

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

FRESENIUS MEDICAL CARE AG & Co. KGaA,
as a Parent Company

represented by
Fresenius Medical Care Management AG
(General Partner)

By:	/s/ Rice Powell
Name:	Rice Powell
Title:	CEO and Chairman of the Management Board

By:	/s/ Helen Giza
Name:	Helen Giza
Title:	Member of the Management Board

FRESENIUS MEDICAL CARE HOLDINGS, INC.,
as a Parent Company

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Senior Vice President and Treasurer

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

THE BANK OF NOVA SCOTIA,
as Agent, an Administrative Agent and a Bank Investor

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Managing Director

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK,
as an Administrative Agent and a Bank Investor

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	Managing Director

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

BARCLAYS BANK PLC,
as an Administrative Agent

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

Sheffield Receivables Company, LLC,
as a Bank Investor

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	Director

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

ROYAL BANK OF CANADA,
as an Administrative Agent and a Bank Investor

By:	/s/ Janine D. Marsini
Name:	Janine D. Marsini
Title:	Authorized Signatory

By:	/s/ Kimberly L Wagner
Name:	Kimberly L. Wagner
Title:	Authorized Signatory

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

PNC BANK, NATIONAL ASSOCIATION,
as an Administrative Agent and a Bank Investor

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)

MUFG BANK, LTD. f/k/a THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, as an Administrative Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD. f/k/a THE BANK OF
TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, as a Bank Investor

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

Signature Page

Letter Agreement re FME KGaA Credit Facility (2021)